UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                   Investment Company Act File Number: 811-604



                     Washington Mutual Investors Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                             1101 Vermont Avenue, NW
                              Washington, DC 20005
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (202) 842-5665

                     Date of fiscal year end: April 30, 2004

                    Date of reporting period: April 30, 2004





                              Howard L. Kitzmiller
                                    Secretary
                     Washington Mutual Investors Fund, Inc.
                             1101 Vermont Avenue, NW
                              Washington, DC 20005
                     (name and address of agent for service)


                                   Copies to:
                            JOHN JUDE O'DONNELL, Esq.
THOMPSON,                             O'DONNELL, MARKHAM, NORTON & HANNON 1212
                                      New York Avenue, Suite 1000, N.W.
                             Washington, D.C. 20005
                          (Counsel for the Registrant)



ITEM 1 - Reports to Stockholders




(logo: American Funds)

The right choice for the long term(R)

Washington Mutual Investors Fund

(picture: Betsy Ross and George Washington)

Annual report for the year ended April 30, 2004

Washington Mutual Investors Fund(SM) seeks to provide income and growth of principal through investments in quality common stocks.

The Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders                                     1
Investment adviser's report                                2
The value of a long-term perspective                       3
Feature story: Most of the Fund's shareholders
invest for retirement or college expenses.
Let's meet some exceptions.                                6
Investment portfolio                                      13
Financial statements                                      20
Fund Directors, Advisory Board and other officers         32

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2004 (the most recent calendar quarter):

Class A shares
                                          1 year    5 years  10 years
Reflecting 5.75% maximum sales charge
Average annual total return                 --      +2.78%    +12.63%
Cumulative total return                   +26.73%   +14.68%  +228.41%


Results for other share classes can be found on page 31. Please see page 34 for important information about other share classes.

Figures shown on this page are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown reflect the deduction of the one-time maximum sales charge of 5.75% at purchase.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.

Cover: The Birth of Old Glory (detail) by Edward Percy Moran (1917).

Fellow shareholders:

In spite of pessimism about the continuing violence in Iraq and terrorist acts in other parts of the world, the U.S. economy improved during the Fund's fiscal year. The 15% maximum tax rate on qualified dividends, which was in effect throughout the year, helped to stimulate the economy, and it prompted many companies to increase their dividends. Combined with the lower capital gain tax rate, these tax benefits to shareowners made equity investments more attractive and contributed to your Fund's improved performance.

Your Fund has always emphasized the importance of dividends, and it is gratifying to report that of the 155 companies reflected in Washington Mutual's portfolio at fiscal year-end, 127 have paid uninterrupted dividends for at least 25 years, 98 have paid uninterrupted dividends for at least 50 years, 55 have paid uninterrupted dividends for at least 75 years and 25 have paid uninterrupted dividends for at least 100 years. In addition, 54% of the Fund's holdings increased their dividends during the year.

During the fiscal period from May 1, 2003 to April 30, 2004, the value of an investment in Washington Mutual's shares increased by 23.2%, assuming reinvestment of income dividends of 54 cents a share and the long-term capital gain distribution of 18.5 cents a share. These results were slightly better than the 22.9% gain by the unmanaged Standard & Poor's 500 Composite Index measured on the same basis. For longer periods, your Fund has produced stronger relative returns, which are as follows:

Average annual total returns
                                1 year    5 years  10 years  Lifetime*
Washington Mutual               +23.2%     +2.3%    +12.9%    +12.9%
S&P 500                         +22.9%    - 2.3%    +11.4%    +11.4%

*Since the Fund's inception on July 31, 1952.

Since our October 31, 2003 report to you, only three new companies have appeared in the portfolio: AFLAC, BellSouth and SunTrust Banks. Eight companies have been eliminated: Cisco Systems, EMC, Interpublic Group of Companies, Motorola, Pall, Time Warner, Sun Microsystems and Xilinx.

During the past three months, economic growth has accelerated and this improvement has recently extended to the jobs market, with a large number of new jobs created in March. There has also been greater ability for companies in many industries to raise prices -- particularly those related to the production of energy. As a result, market attention has begun to focus on prospects for inflation and the probability that there will be an increase in the record low federal funds rate, currently at 1.0%. Prices of crude oil, metals and agricultural products have all risen, adding to upward pressure on interest rates. It is also worth mentioning that the improvement in economic growth has begun to reduce the projected size of the federal deficit as well as strengthen the financial position of state and local governments.

Past history has demonstrated that economic improvement is not endangered until interest rates become very high and suggests that continuation of improved performance by U.S. industries, which began in 2002, may persist for a considerable period.

At fiscal year-end, more than half of the Fund's accounts were in savings plans or some form of retirement accounts, including 401(k) plans, IRA accounts and CollegeAmerica Section 529 college savings plans, sponsored by the Commonwealth of Virginia.

We are, as always, very pleased to welcome our new shareholders to the Washington Mutual Investors Fund family, which now consists of more than 3 million accounts. We will be pleased to hear from you at any time.

Cordially,

(signature)                   (signature)

James H. Lemon, Jr.,          Harry J. Lister,
Chairman of the Board         Vice Chairman of the Board

(signature)

Jeffrey L. Steele,
President of the Fund June 11, 2004

Figures shown on this page are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money.

Fund results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. For current information about the Fund, visit americanfunds.com.

Investment adviser's report

Washington Mutual Investors Fund's highly disciplined approach to investing focuses on companies with strong balance sheets and consistent records of paying dividends. While this approach has often moderated gains in more speculative bull markets, it has served as an important buffer against market declines; in fact, the Fund has done better than the unmanaged Standard & Poor's 500 Composite Index in each of the 12 major stock market declines since the Fund's inception in 1952.

A strong stock market recovery - as just experienced - is often led by more speculative companies, including those that were battered the most in the down market. In the past, Washington Mutual's portfolio of quality, seasoned companies has sometimes lagged the S&P 500 during the first year of a stock market recovery.

However, during the market's rapid run-up in fiscal 2004, the Fund slightly surpassed the S&P 500. The value of an investment in the Fund, with dividends reinvested, rose 23.2% compared with the S&P 500's rise of 22.9%. It is worth noting that Washington Mutual was able to do this with only a very small exposure to technology companies, which were among the leaders in the market's recovery. (The unmanaged technology-heavy NASDAQ Composite Index posted a total return of 31.1% for the 12 months ended April 30, 2004.) Good stock selection and the fact that the Fund always remains fully invested helped the Fund's results keep pace with the S&P 500 in the recent fiscal year.

The economic picture and outlook

Fiscal 2004 was a very strong year for the economy as well as the stock market. U.S. corporations were helped by strong consumer spending, high levels of productivity and reduced financing costs. Consumers were aided by significant tax cuts for dividends and capital gains, low interest rates and opportunities for continued mortgage refinancing. The Federal Reserve Board maintained the federal funds rate at 1.0%, its lowest rate in 46 years.

In March and April, the last months of the Fund's fiscal year, investor anxieties began to rise. While earnings of U.S. companies remained strong and the economy continued to strengthen, concerns about future inflation and rising interest rates began to dampen enthusiasm for stocks. Upbeat reports about job growth and employment ignited more concerns that these positive trends might encourage the Fed to raise the federal funds rate earlier than initially anticipated.

Since the overall stock market has already recovered dramatically from its low, we caution investors that the Fund's returns may be substantially more subdued in the future. That said, economic expansion is continuing (with no end in sight), and corporate profits should mirror that level of expansion. U.S. businesses should continue to thrive despite the probable trend of moderately rising interest rates. However, serious geopolitical risks remain, from the unsettled situation in Iraq to the threat of terrorism around the world. Other negatives include high oil and gas prices and the possible overheating of China's economy. The election in November may also affect the stock market. The large research staff at Capital Research and Management Company, the Fund's investment adviser, will be monitoring these developments closely.

The Fund's investments

The Fund's five largest industry positions at fiscal year-end as a percentage of net assets were: Pharmaceuticals (9.5%), Oil & gas (8.9%), Commercial banks (8.4%), Diversified telecommunication services (7.7%) and Electric utilities (6.0%). During the year, the Fund increased its oil and gas holdings to take advantage of increased demand and rising prices, and trimmed its bank holdings to mitigate the possible negative impact of rising interest rates.
Although the outlook for the next year is challenging, we believe the Fund's portfolio is well aligned to meet the opportunities and risks ahead. We believe our strategy of focusing on quality companies that meet strict standards of financial soundness, including a consistent record of paying dividends, should hold us in good stead in the months and years ahead.

- Capital Research and Management Company

Figures shown on this page are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money.

Fund results shown are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. For current information about the Fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment in Washington Mutual Investors Fund grew

This chart and accompanying table show how a $10,000 investment grew between July 31, 1952, when the Fund began operations, and April 30, 2004.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.<F1> Thus, the net amount invested was $9,425.<F2>

As you can see, that $10,000 investment in Washington Mutual, with all distributions reinvested, would have grown to $4,989,599. Over the same period, that $10,000 would have grown to $2,627,509 in the unmanaged Standard & Poor's 500 Composite Index of U.S. common stocks. According to the Consumer Price Index, it now requires $70,412 to purchase what $10,000 would have bought on July 31, 1952. In the average savings institution, $10,000 with interest compounded would have grown to $132,980.

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since April 30, 1994. At that time, according to the table, the value of the investment illustrated here was $1,479,112. Since then it has gone up more than threefold to $4,989,599. Thus, in the same 10-year period, the value of your 1994 investment - regardless of its size - has increased more than threefold.

Average annual total returns

(based on a $1,000 investment with all distributions reinvested)

For periods ended April 30, 2004

Class A shares
reflecting 5.75% maximum sales charge<F1>

1 year                                +16.12%
5 years                                +1.08%
10 years                              +12.27%

(Results as of April 30, 2004 shown to right of chart:

$4,989,599<F3>      Washington Mutual with dividends reinvested
$2,627,509          S&P 500 with dividends reinvested
$717,050<F4>        Washington Mutual with dividends taken in cash
$132,980<F5>        Average savings institution
$70,4126            Consumer Price Index(inflation)
$10,000             Original investment)

(graph showing the results of investing $10,000 at the inception of the fund in Washington Mutual with dividends reinvested, in the S%P 500 with dividends reinvested, in Washington Mutual with dividends taken in cash, in an average savings institution, compared with the comsumer price index (inflation.)) Results of a $10,000 investment in WMIF, the S&P500, and the CPI.
July 31, 1952 through April 30, 2004

      Year    Dividends
      ended          in              Dividends                    TOTAL
   April 30        Cash        WMIF  Reinvested         WMIF      RETURN      S&P500     CPI

   07/31/52                  $9,425                   $9,425                 $10,000     $10,000
       1953        $170       9,161        $170        9,330        -6.7%     10,094       9,963
        1954        434      10,773         449       11,494        23.2      12,282      10,037
        1955        500      14,665         542       16,288        41.7      17,295      10,000
        1956        580      17,851         654       20,565        26.3      22,938      10,075
        1957        647      18,304         756       21,877         6.4      22,520      10,449
        1958        680      16,928         825       21,055        -3.8      22,269      10,824
        1959        701      24,125         885       31,071        47.6      30,569      10,861
        1960        728      21,871         948       29,041        -6.5      29,850      11,049
        1961        815      26,300       1,097       36,167        24.5      37,071      11,161
        1962        824      26,592       1,146       37,654         4.1      38,158      11,311
        1963        891      28,838       1,279       42,278        12.3      42,296      11,423
        1964        923      31,149       1,369       47,109        11.4      49,698      11,573
        1965        956      36,940       1,462       57,490        22.0      57,450      11,760
        1966      1,048      38,487       1,648       61,603         7.2      60,563      12,097
        1967      1,176      39,424       1,906       65,270         6.0      64,731      12,397
        1968      1,331      42,481       2,231       72,692        11.4      69,365      12,884
        1969      1,516      48,408       2,627       85,576        17.7      75,988      13,596
        1970      1,605      39,049       2,874       71,603       -16.3      61,834      14,419
        1971      1,711      48,769       3,193       93,387        30.4      81,718      15,019
        1972      1,779      47,991       3,455       95,521         2.3      87,267      15,543
        1973      1,818      43,290       3,671       89,522        -6.3      89,214      16,330
        1974      1,858      40,682       3,907       87,956        -1.7      77,959      17,978
        1975      2,185      42,855       4,828       98,315        11.8      79,061      19,813
        1976      2,350      53,771       5,498      129,949        32.2      95,785      21,011
        1977      2,510      55,449       6,171      140,348         8.0      96,702      22,472
        1978      2,658      54,228       6,849      144,340         2.8     100,121      23,933
        1979      2,870      58,180       7,785      163,075        13.0     110,959      26,442
        1980      3,203      56,032       9,167      165,848         1.7     122,446      30,337
        1981      4,784      72,410      14,603      230,424        38.9     160,796      33,371
        1982      4,097      69,851      13,327      235,768         2.3     148,977      35,543
        1983      4,497     101,855      15,517      362,293        53.7     221,825      36,929
        1984      4,840     100,116      17,527      373,509         3.1     225,698      38,614
        1985      5,465     115,473      20,783      452,498        21.1     265,541      40,037
        1986      6,110     152,209      24,380      623,768        37.9     361,778      40,674
        1987      6,781     180,960      28,228      771,949        23.8     457,672      42,210
        1988      7,116     167,083      30,815      742,856        -3.8     427,911      43,858
        1989      6,183     198,139      27,838      911,609        22.7     525,847      46,105
        1990      8,920     202,429      41,689      971,051         6.5     581,168      48,277
        1991      9,136     222,016      44,574    1,113,747        14.7     683,361      50,637
        1992      8,319     244,607      42,315    1,272,372        14.2     779,015      52,247
        1993      8,468     268,131      44,625    1,442,389        13.4     850,855      53,933
        1994      8,583     266,513      46,719    1,479,112         2.5     896,027      55,206
        1995      9,790     301,054      55,060    1,730,694        17.0   1,052,264      56,891
        1996     10,008     381,514      58,187    2,256,894        30.4   1,369,880      58,539
        1997     10,506     455,551      62,763    2,763,032        22.4   1,714,024      60,000
        1998     11,033     628,864      67,443    3,890,253        40.8   2,417,442      60,861
        1999     11,527     707,654      71,812    4,458,483        14.6   2,945,129      62,247
        2000     11,935     646,507      75,684    4,148,130        -7.0   3,243,332      64,157
        2001     13,153     719,687      85,030    4,709,580        13.5   2,822,817      66,255
        2002     13,116     700,823      86,458    4,674,962        -0.7   2,466,687      67,341
        2003     13,345     593,597      89,753    4,050,310       -13.4   2,138,513      68,839
        2004     13,383     717,050      92,016    4,989,599        23.2   2,627,509      70,412


                                         Fund's lifetime
                                         average annual
                                            compound
                                             return:
                                                12.8%


                       Capital value<F4>        Total value<F3>
Fiscal year ended    Dividends   Value at    Dividends   Value at   WMIF total
April 30              in cash    year-end   reinvested   year-end     return

1953#              $     170   $   9,161   $     170   $   9,330        (6.7)%
1954                     434      10,773         449      11,494        23.2
1955                     500      14,665         542      16,288        41.7
1956                     580      17,851         654      20,565        26.3
1957                     647      18,304         756      21,877         6.4
1958                     680      16,928         825      21,055        (3.8)
1959                     701      24,125         885      31,071        47.6
1960                     728      21,871         948      29,041        (6.5)
1961                     815      26,300       1,097      36,167        24.5
1962                     824      26,592       1,146      37,654         4.1
1963                     891      28,838       1,279      42,278        12.3
1964                     923      31,149       1,369      47,109        11.4
1965                     956      36,940       1,462      57,490        22.0
1966                   1,048      38,487       1,648      61,603         7.2
1967                   1,176      39,424       1,906      65,270         6.0
1968                   1,331      42,481       2,231      72,692        11.4
1969                   1,516      48,408       2,627      85,576        17.7
1970                   1,605      39,049       2,874      71,603       (16.3)
1971                   1,711      48,769       3,193      93,387        30.4
1972                   1,779      47,991       3,455      95,521         2.3
1973                   1,818      43,290       3,671      89,522        (6.3)
1974                   1,858      40,682       3,907      87,956        (1.7)
1975                   2,185      42,855       4,828      98,315        11.8
1976                   2,350      53,771       5,498     129,949        32.2
1977                   2,510      55,449       6,171     140,348         8.0
1978                   2,658      54,228       6,849     144,340         2.8
1979                   2,870      58,180       7,785     163,075        13.0
1980                   3,203      56,032       9,167     165,848         1.7
1981                   4,784      72,410      14,603     230,424        38.9
1982                   4,097      69,851      13,327     235,768         2.3
1983                   4,497     101,855      15,517     362,293        53.7
1984                   4,840     100,116      17,527     373,509         3.1
1985                   5,465     115,473      20,783     452,498        21.1
1986                   6,110     152,209      24,380     623,768        37.9
1987                   6,781     180,960      28,228     771,949        23.8
1988                   7,116     167,083      30,815     742,856        (3.8)
1989                   6,183     198,139      27,838     911,609        22.7
1990                   8,920     202,429      41,689     971,051         6.5
1991                   9,136     222,016      44,574   1,113,747        14.7
1992                   8,319     244,607      42,315   1,272,372        14.2
1993                   8,468     268,131      44,625   1,442,389        13.4
1994                   8,583     266,513      46,719   1,479,112         2.5
1995                   9,790     301,054      55,060   1,730,694        17.0
1996                  10,008     381,514      58,187   2,256,894        30.4
1997                  10,506     455,551      62,763   2,763,032        22.4
1998                  11,033     628,864      67,443   3,890,253        40.8
1999                  11,527     707,654      71,812   4,458,483        14.6
2000                  11,935     646,507      75,684   4,148,130        (7.0)
2001                  13,153     719,687      85,030   4,709,580        13.5
2002                  13,116     700,823      86,458   4,674,962        (0.7)
2003                  13,345     593,597      89,753   4,050,310       (13.4)
2004                  13,383     717,050      92,016   4,989,599        23.2

Fund's lifetime average annual total return: 12.8%

During the period illustrated, stock prices fluctuated and were higher at the end than at the beginning. These results should not be considered as a representation of the results that may be realized from an investment made in the Fund today. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

The results shown are before taxes on Fund distributions and sale of Fund shares.

#Since the Fund's inception on July 31, 1952.

<F1> As outlined in the prospectus, the sales charge is reduced for accounts
(and aggregated investments) of $25,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

<F2> The maximum initial sales charge was 8.5% prior to July 1, 1988.

<F3> Total value includes reinvested dividends of $1,234,538 and reinvested capital gain distributions of $1,994,150.

<F4> Capital value includes reinvested capital gain distributions of $362,163 but does not reflect income dividends of $249,561 taken in cash.

<F5> With all interest compounded. Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, which reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the Fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

<F6> Computed from data supplied by the U.S. Department of Labor, Bureau of
Labor Statistics.

Figures shown on these three pages are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.


Most of the Fund's shareholders invest for retirement or college expenses.

Let's meet some exceptions.

(picture of father and son with horses)

Just as there is broad portfolio diversification in Washington Mutual Investors Fund, there's also a great deal of diversity among its owners. Yet many of the more than three million shareholder accounts in the Fund share similar objectives.

Over half are retirement accounts of one type or another - IRAs, 401(k)s, corporate pension plans and the like. The Fund is among the nation's most popular choices for mutual fund investors putting money away for their golden years. In fact, the retirement plan assets invested in Washington Mutual Investors Fund are large enough, all by themselves, to rank the Fund in the largest 1% of all equity mutual funds.

Tens of thousands of other shareholders are using the Fund to build assets in education IRAs, 529 plans or similar accounts to help put their children (or grandchildren) through college.

A natural choice for trust fund investors

The Fund also serves many investors who have less typical long-term goals. For example, its unique structure makes it ideal for trust funds - accounts established to provide income to beneficiaries while the principal can grow.

"Washington Mutual was created with trust fund investors in mind," observes Jeff Steele, the Fund's president. "Entrepreneurs and others who are interested in passing their wealth along to family members or charities typically have very high standards, and they want their investments to have high standards, too."

The Fund's strict investment guidelines evolved from those originally established in 1937 by the United States District Court for the District of Columbia as a "Legal List" for high-quality securities suitable for trust funds. Long dividend histories and healthy balance sheets are among the qualities emphasized in determining whether a stock is eligible for the Fund's portfolio; fewer than 3% of all U.S. stocks qualify. This extraordinary screening process has helped sustain the high quality of the portfolio and has also helped the managers produce strong and consistent long-term results.

So it's not surprising that there are over 50,000 trust fund accounts invested in Washington Mutual Investors Fund. Here are two examples:

A disabled woman in her 40s receives regular benefits from a trust set up by her father, an ophthalmologist who died a decade ago. Because the payments come from a special needs trust, she continues to qualify for state benefits as well.

An Oregon family has set up a trust to provide regular income for two generations; ultimately, the principal will go to their favorite charity.

(pictures of fireman , doctor and vet)


Attractive to endowment investors

The same conservative style that makes Washington Mutual Investors Fund attractive as a trust fund investment makes it appealing to trustees with a fiduciary responsibility for endowment money. More than 1,000 tax-exempt charities count on income from the Fund to meet a wide variety of needs. Among them:

A Missouri humane society uses its investment to help domestic and exotic animals; recently, it found a reputable sanctuary for a Bengal tiger.

A fire department in Pennsylvania is investing bingo proceeds in the Fund with the goal of buying a new truck in 2010.

In rural Texas, a youth ranch uses income from Washington Mutual to help provide a place for underprivileged children to live, learn and play.

In southern California, a research laboratory uses its endowment income from the Fund to seek cures for eye diseases.

Popular with a wide variety of other investors

Beyond retirement plans, college savings accounts, trust funds and endowments, there are many thousands of regular, taxable accounts set up for just as many reasons. Some are small; indeed, it's likely that some investors were attracted in part by the Fund's unusually low initial minimum investment requirement of $250. Others represent millions of dollars. Here are just a few:

In Iowa, a high school class of 1955 will celebrate its 50th anniversary reunion next year - and the reunion committee's long-time investment in Washington Mutual will help pay for the festivities, just as it did for the 40th and 45th anniversary celebrations.

A Washington, D.C. area woman whose husband died just a year shy of qualifying for a full government employee pension invested the life insurance proceeds in the Fund to help meet the family's ongoing needs - including sending their four children to college.

A surgeon who lives on the West Coast has monthly checks drawn on his investment in the Fund and sent to his mother, who lives on the East Coast. The checks, issued in her name, help cover her living expenses.

An Alaska woman who received a windfall invested it in the Fund, kept her job and now uses income from the account to supplement her paycheck.

On the following pages, we'll take a more detailed look at four examples of how investors use Washington Mutual Investors Fund in relatively unusual ways. We hope you enjoy their stories.

Grandparents use the Fund to encourage their grandchildren to make the grade.

(pictures of kids by trees and grandparents)

When one of their six grandchildren brought home a disappointing report card in 1997, Raye and Rich Swanson decided that an incentive program might help.
The couple opened a special account in Washington Mutual Investors Fund and announced that each grandchild who graduates from high school with a grade point average of 2.5 or better would receive $2,000. What's more, they added, whoever earns the highest GPA will get the balance in the account as a grand prize.

The program has proved to be just the ticket for a group that thrives on competitive sports ranging from basketball to barrel racing. Most of the grandchildren are on track to collect $2,000, and there's a healthy race underway for the grand prize.

"It's been a great motivation," says oldest grandchild Lacey, who graduates this year and hopes to become a radiology technician. "We're very lucky that they care so much."

Leah, an aspiring actress who will graduate in 2006, plans to use her $2,000 to move to New York City and seek fame on Broadway. Early on, she pegged little sister Lindsey - the youngest grandchild, scheduled to graduate in 2011 - as the favorite to win the grand prize. So she made a deal, promising to help Lindsey with homework in exchange for a cut of the grand prize. Lindsey has ambitious goals for whatever's left: She wants to put it toward a house and a car.

Kord (class of 2005) and Austin (2008) would use the money to travel, while Riley (2010) hasn't made up her mind just yet.

When the family gathers on holidays at Raye and Rich's house in Clarkston, Washington - just across the Snake River from Idaho - Raye updates everyone on how the Fund is doing. It's not just the grandchildren who are interested:
Kord's parents have Washington Mutual accounts, too. Raye and Rich are long-time shareholders themselves, who occasionally tapped their account to buy equipment for their logging business before retiring a few years ago.

"We've seen what the Fund can do," says Raye. "Now we're using it to see what our grandchildren can do."

(pictures of school group and students)

A school group uses the Fund to learn about investing.

Early each Friday morning throughout the school year, 23 teenage girls and boys in Montgomery, Alabama, get together to talk about their portfolio. They're the Sidney Lanier High School Investment Club, and one of their favorite investments is Washington Mutual Investors Fund.

"The Fund provides a great example of diversification and the potential benefits of professional money management," says Jackie Washington, an accounting teacher who serves as the club's faculty adviser.

The club was born four years ago, when a local benefactor began giving several Montgomery high schools $2,500 a year to teach investing. Club members - who must maintain strong grades and be recommended by three teachers - discuss investment possibilities and decide where to put the money. Currently, their portfolio also includes several mutual funds, a certificate of deposit at a local bank and an interest in a T-shirt business based at the school.

In addition to learning about investing, club members get a valuable lesson in philanthropy: 10% of profits go to charity. Recipients have included a sickle cell anemia research group, a "Toys for Tots" program and an effort to help the school develop self-sustaining programs.

Sidney Lanier High School consists of four academies, and the club's members are students in the business academy. Their focus is on succeeding in the business and financial worlds. Dressing the part is a key lesson, so once a week professional attire is required.

Celina Rudolph, a senior, observes that shopping has become a different experience since the club invested in mutual funds. "I'll see something and realize that we own a piece of the company that makes it," she says. Among Washington Mutual Investors Fund's 155 holdings are clothing makers, food and beverage companies, and computer manufacturers, so it would be difficult for a teenager not to recognize many of the names.

Perhaps the most important lesson that club members learn is the value of a disciplined approach. Courtney Lewis, a sophomore, says being part of the club has "helped us learn that rather than just spend money, we can invest and try to make a profit."

(pictures of library and books)

A library uses the Fund to make an overdue repair.

Many small towns might like a pool in the basement of the community center - but not Wilton, Maine, where the only community center is the 89-year-old local library.

"We don't want people swimming in our children's section," says head librarian Vaughan Gagne, "so I'm arranging to fix a retaining wall that's begun to leak."

Income from Washington Mutual Investors Fund will, literally, help keep the Wilton Free Public Library above water. Two-thirds of the library's budget comes from the town, while the remainder - which covers everything from periodicals to paychecks - comes from grants and endowment income. A significant portion of the endowment is invested in the Fund.

The library provides crucial services to the 4,200 people of rural Wilton, located 90 miles northwest of Portland. For example, Gagne estimates that only one in three local residents owns a computer, so the library's Internet access facilities are a hit with students doing research and grandparents eager to see online photos of grandchildren.

New fiction is most popular with the town's readers. Unfortunately, books aren't as well-made as they once were. "Sometimes brand new bestsellers need a new binding after just three or four borrowers have read them," Gagne says. Income from Washington Mutual helps repair bindings or replace books.

The Fund was selected as an endowment investment in 1997, according to David Olson, chairman of the library's board. "We like the prudent approach and the policy against investing in alcohol and tobacco companies," Olson says. "We've even set up a separate account for our campaign to enlarge and improve the library."

The staff - Gagne, a children's librarian and two part-timers - had no retirement plan until a few years ago, when the town began contributing to one on their behalf. That plan is invested in Washington Mutual, as is money Gagne began investing earlier for her own eventual retirement.

"I did a lot of research," Gagne says (not surprising, for a librarian!), "and chose Washington Mutual for the same reasons our board did."

(picture of sympony and conductor)

A symphony uses the Fund to hit all the right notes.

After leading the Virginia Symphony through a score from a Harry Potter movie, conductor Shizuo Kuwahara delights an audience of third-graders with a magic wand that shoots confetti. The prop is among the more novel things that the orchestra has purchased using money from its investment in Washington Mutual Investors Fund.

It's not the most unusual expense, though. That almost certainly would have been the rental of a gorilla costume when the Symphony accompanied the movie King Kong at a concert last summer. Inside the ape suit was Brad Kirkpatrick, Director of Finance and Administration for the Norfolk-based Symphony.

Kirkpatrick says income from the Symphony's endowment - a portion of which is invested in the Fund - also helps to cover less colorful but more critical expenses, such as the musicians' salaries, insurance premiums for the instruments and even the cost of tuning two pianos more than 30 times annually.

Next season will mark the orchestra's 85th year. These days the schedule includes more than 140 performances at over 60 different venues. The Symphony's own truck - maintained using income from the endowment - hauls more than two tons of equipment around to shows with the local ballet and opera companies, arts festivals, a Masterworks series and a Pops series. There's also a youth program to educate and entertain more than 30,000 area students each year.

"Our goal is to bring classical music to life for people of all ages," Kirkpatrick says.

The effort has paid off. While Norfolk isn't among the nation's largest cities, the Virginia Symphony was elevated to the big leagues in 2000 when it was accepted into the International Conference of Symphony and Opera Musicians.

A national tour in the late 1990s, paid for in part by income from the Washington Mutual investment, helped put the orchestra on the map. Stops in New York City included Carnegie Hall and Lincoln Center, where the Symphony attracted new backers. That was especially satisfying, says Kirkpatrick, because it exemplified use of the endowment to ensure that the music will continue for many years to come..

Harry J. Lister, retirement plan pioneer, retires

(picture of Harry J. Lister)

In 1999, we received a letter from shareholder Raye Swanson, who described how she was using Washington Mutual Investors Fund to encourage her grandchildren to improve their grades.

Harry J. Lister, then the Fund's president, was intrigued. He held onto the letter, and it was the seed that eventually blossomed into the article on the previous six pages.

It wasn't surprising that Harry felt unusual uses of the Fund were interesting:
He has a long history of exploring new ground for mutual funds. In the 1960s, he was instrumental in developing the first use of mutual funds in a retirement plan for the self-employed. His continuing efforts over the years helped create Individual Retirement Accounts (IRAs), which have revolutionized most Americans' abilities to control their financial destinies.

On April 30, Harry retired as president of Washington Management Corporation, the Fund's business manager. His career spanned 46 years of enormous change and growth for mutual funds. At the outset, in 1958, there were only 150 funds. Today there are more than 8,000. What's more, in 1958 there were about 3.6 million shareholder accounts in mutual funds; today the number is over 240 million.

For more than three decades, Harry has been an officer or director of Washington Mutual Investors Fund. Fortunately for all of us, he will continue as a director and as vice chairman of the board.

Washington Mutual Investors Fund has been an ideal fund for Harry to serve. It was conceived with fiduciary responsibilities in mind, a characteristic that has always made the Fund attractive to people concerned with retirement plans. Harry's interest in such plans brought him to the attention of Bernie Nees, the Fund's founder. In 1972, Bernie recruited Harry, who moved from New York City to Washington, D.C.

Harry immediately began developing retirement programs that could take full advantage of mutual funds. He consulted with Capital Research and Management Company - Washington Mutual's investment adviser - and soon the American Funds family was offering a variety of retirement plans.

Matthew Fink, who just retired as president of the Investment Company Institute (the national association of the U.S. investment company industry), notes that in the early 1970s Harry was one of the people in the mutual fund industry who most helped bring about necessary changes in pension and retirement laws. Without these changes, IRAs would not have developed, and mutual funds could not have become the investment of choice for many different types of retirement accounts. Fink explains, "Harry Lister and several other members worked tirelessly to help members of Congress write complex legislation, such as the landmark Employee Retirement Income Security Act of 1974 (ERISA). To this day, ERISA remains the foundation of U.S. law governing pension and retirement plans. He helped lay the groundwork for the future growth of all types of self-directed retirement plans and the now-widespread use of mutual funds by investors saving for retirement. We're all indebted to him."

Harry served on the Investment Company Institute's Pension Committee for many years and as its chairman from 1976 to 1981, and today he is chairman of the Institute's Education Foundation. He was also long active in the College for Financial Planning and served as chairman of its board of regents from 1981 to 1983. In the mid-1980s, he authored a book entitled Your Guide to IRAs and 14 Other Retirement Plans. He held a number of executive positions at Washington Management Corporation over the years, including service as president of Washington Mutual Investors Fund from 1985 to 2001 and as vice chairman of the Fund's board thereafter.

Those of us who have been fortunate enough to work with Harry over the years will miss his leadership, his judgment and his strong commitment to the best interests of shareholders. We thank him for his invaluable contributions and are grateful that his talents will remain available to the Fund through his continuing service on our board.

Investment portfolio April 30, 2004

                                             Percent of
Five largest industries                      net assets

Pharmaceuticals                                  9.51%
Oil & gas                                        8.90
Commercial banks                                 8.44
Diversified telecommunication services           7.73
Electric utilities                               6.03

                                             Percent of
Ten largest holdings                         net assets

ChevronTexaco                                    3.49%
J.P. Morgan Chase                                2.79
Bank of America                                  2.69
Bristol-Myers Squibb                             2.44
Eli Lilly                                        2.41
General Electric                                 2.26
Exxon Mobil                                      2.18
Fannie Mae                                       2.13
SBC Communications                               2.08
Wells Fargo                                      1.95

                                                                            Shares or
                                                                               Market value Percent of
                                                                               amount            (000)  net assets
Equity securities (common stocks and convertible securities) - 98.00%

Energy 9.41%

Energy equipment & services .51%
Halliburton Co.                                                             4,300,000     $    128,140            .19%
Schlumberger Ltd.                                                           3,625,000          212,171            .32
                                                                                               340,311            .51
Oil & gas 8.90%
Apache Corp.                                                                4,000,000          167,480            .25
Ashland Inc.<F1>                                                            3,680,000          176,272            .26
ChevronTexaco Corp.                                                        25,493,500        2,332,655           3.49
ConocoPhillips                                                             11,607,750          827,633           1.24
EOG Resources, Inc.                                                           925,000           45,556            .07
Exxon Mobil Corp.                                                          34,276,600        1,458,469           2.18
Marathon Oil Corp.                                                         13,450,000          451,382            .68
Sunoco, Inc.                                                                2,750,000          172,975            .26
Unocal Corp.                                                                8,696,500          313,422            .47
                                                                                             5,945,844           8.90
                                                                                             6,286,155           9.41

Materials 4.56%

Chemicals .95%
Air Products and Chemicals, Inc.                                            7,850,000          391,008            .59
Crompton Corp.<F1>                                                          5,800,001           36,076            .05
PPG Industries, Inc.                                                        3,500,000          207,585            .31
                                                                                               634,669            .95
Containers & packaging .14%
Temple-Inland Inc.                                                          1,550,000           95,743            .14

Metals & mining 1.02%
Alcoa Inc.                                                                 14,450,000          444,338            .67
Newmont Mining Corp.                                                        6,250,000          233,750            .35
                                                                                               678,088           1.02
Paper & forest products 2.45%
International Paper Co.                                                    20,700,000          834,624           1.25
MeadWestvaco Corp.                                                          7,200,000          188,280            .28
Weyerhaeuser Co.                                                           10,350,000          612,720            .92
                                                                                             1,635,624           2.45
                                                                                             3,044,124           4.56

Capital goods 8.15%

Aerospace & defense 3.48%
Boeing Co.                                                                 11,700,000     $    499,473            .75%
General Dynamics Corp.                                                      2,425,000          227,028            .34
Honeywell International Inc.                                                2,500,000           86,450            .13
Lockheed Martin Corp.                                                       4,550,000          217,035            .32
Northrop Grumman Corp.                                                      5,350,000          530,988     \
                                                                                                            -     .82
Northrop Grumman Corp. 7.25% convertible preferred 2004                       140,000 units     14,648     /
Raytheon Co.                                                                8,400,000          270,984            .40
United Technologies Corp.                                                   5,550,000          478,743            .72
                                                                                             2,325,349           3.48
Construction & engineering .20%
Fluor Corp.                                                                 3,536,500          134,953            .20

Electrical equipment .49%
Emerson Electric Co.                                                        5,450,000          328,199            .49

Industrial conglomerates 2.67%
General Electric Co.                                                       50,450,000        1,510,978           2.26
Tyco International Ltd.                                                     9,825,000          269,696            .41
                                                                                             1,780,674           2.67
Machinery 1.31%
Caterpillar Inc.                                                            1,225,000           95,219            .14
Deere & Co.                                                                 4,638,100          315,576            .47
Dover Corp.                                                                 2,000,000           80,060            .12
Eaton Corp.                                                                 1,200,000           71,256            .11
Illinois Tool Works Inc.                                                    2,353,900          202,930            .30
Ingersoll-Rand Co. Ltd.,  Class A                                           1,700,000          109,735            .17
                                                                                               874,776           1.31
                                                                                             5,443,951           8.15

Commercial services & supplies 1.12%

Commercial services & supplies 1.12%
Avery Dennison Corp.                                                        1,850,000          118,825            .18
Deluxe Corp.                                                                2,200,000           90,882            .14
IKON Office Solutions, Inc.                                                 5,400,000           60,102            .09
Pitney Bowes Inc.                                                           8,514,900          372,527            .56
ServiceMaster Co.                                                           8,500,000          103,105            .15
                                                                                               745,441           1.12

Transportation .49%

Airlines .16%
Southwest Airlines Co.                                                      7,500,000          107,100            .16

Road & rail .33%
Burlington Northern Santa Fe Corp.                                          4,200,000          137,340            .21
Union Pacific Corp.                                                         1,400,000           82,502            .12
                                                                                               219,842            .33
                                                                                               326,942            .49

Automobiles & components 1.91%

Auto components .10%
Dana Corp.                                                                  3,200,000     $     64,512            .10%

Automobiles 1.81%
General Motors Corp.                                                       24,213,400        1,148,199    \
                                                                                                           -     1.81
General Motors Corp., Series B, 5.25% convertible debentures 2032          $2,442,000           61,685    /
                                                                                             1,209,884           1.81
                                                                                             1,274,396           1.91

Consumer durables & apparel .93%

Household durables .55%
Newell Rubbermaid Inc.                                                      8,000,000          189,120            .28
Stanley Works<F1>                                                           4,200,000          178,542            .27
                                                                                               367,662            .55
Textiles, apparel & luxury goods .38%
NIKE, Inc., Class B                                                         1,150,000           82,742            .12
VF Corp.                                                                    3,800,000          175,408            .26
                                                                                               258,150            .38
                                                                                               625,812            .93

Hotels, restaurants & leisure .88%

Hotels, restaurants & leisure .88%
Carnival Corp., units                                                       8,650,000          369,095            .55
McDonald's Corp.                                                            8,000,000          217,840            .33
                                                                                               586,935            .88

Media .32%
Media .32%
Dow Jones & Co., Inc.                                                       1,287,600           59,345            .09
Gannett Co., Inc.                                                             800,000           69,344            .10
Knight-Ridder, Inc.                                                         1,100,000           85,184            .13
                                                                                               213,873            .32

Retailing 4.65%

Distributors .46%
Genuine Parts Co.                                                           8,625,000          308,775            .46

Multiline retail 1.28%
May Department Stores Co.                                                  10,365,000          319,242            .48
Target Corp.                                                               12,300,000          533,451            .80
                                                                                               852,693           1.28
Specialty retail 2.91%
Gap, Inc. 5.75% convertible notes 2009                                   $44,500,000            64,358            .10
Limited Brands, Inc.                                                       22,000,000          454,080            .68
Lowe's Companies, Inc.                                                     17,500,000          911,050           1.36
TJX Companies, Inc.                                                        21,000,000          515,970            .77
                                                                                             1,945,458           2.91
                                                                                             3,106,926           4.65

Food & staples retailing 1.53%

Food & staples retailing 1.53%
Albertson's, Inc.<F1>                                                      19,906,750     $    465,022            .70%
Walgreen Co.                                                               16,125,000          555,990            .83
                                                                                             1,021,012           1.53

Food & beverage 4.95%

Beverages .98%
Coca-Cola Co.                                                               6,075,000          307,213            .46
PepsiCo, Inc.                                                               6,400,000          348,736            .52
                                                                                               655,949            .98
Food products 3.97%
ConAgra Foods, Inc.                                                        14,075,000          406,627            .61
General Mills, Inc.                                                        10,400,000          507,000            .76
H.J. Heinz Co.                                                             14,950,000          570,940            .85
Kellogg Co.                                                                 7,200,000          308,880            .46
Sara Lee Corp.                                                             29,300,000          676,244           1.01
Unilever NV (New York registered)                                           2,800,000          184,604            .28
                                                                                             2,654,295           3.97
                                                                                             3,310,244           4.95

Household & personal products 2.77%

Household products 1.64%
Kimberly-Clark Corp.                                                       13,003,100          851,053           1.27
Procter & Gamble Co.                                                        2,350,000          248,512            .37
                                                                                             1,099,565           1.64

Personal products 1.13%
Avon Products, Inc.                                                         8,950,000          751,800           1.13
                                                                                             1,851,365           2.77

Health care equipment & services 1.61%

Health care equipment & supplies .53%
Applera Corp. - Applied Biosystems Group                                    8,733,000          162,172            .24
Becton, Dickinson and Co.                                                   3,750,000          189,562            .29
                                                                                               351,734            .53
Health care providers & services 1.08%
Aetna Inc.                                                                  1,850,000          153,088            .23
Cardinal Health, Inc.                                                       5,325,000          390,056            .58
CIGNA Corp.                                                                 2,775,000          179,015            .27
                                                                                               722,159           1.08
                                                                                             1,073,893           1.61

Pharmaceuticals & biotechnology 9.51%

Pharmaceuticals 9.51%

Abbott Laboratories                                                         5,550,000          244,311    \
                                                                                                           -      .64
Abbott Laboratories when-issued<F2>                                         4,500,000          185,715    /
Bristol-Myers Squibb Co.                                                   64,935,000        1,629,869           2.44
Eli Lilly and Co.                                                          21,800,000        1,609,058           2.41
Johnson & Johnson                                                           3,300,000          178,299            .27
Merck & Co., Inc.                                                          13,000,000          611,000            .92
Pfizer Inc                                                                 35,225,000     $  1,259,646           1.89%
Schering-Plough Corp.                                                       4,560,800           76,302            .11
Wyeth                                                                      14,600,000          555,822            .83
                                                                                             6,350,022           9.51

Banks 12.24%

Commercial banks 8.44%
Bank of America Corp. (merged with FleetBoston Financial Corp.)            22,331,480        1,797,461           2.69
BANK ONE CORP.                                                              8,593,000          424,236            .64
Comerica Inc.                                                               4,900,000          252,987            .38
HSBC Holdings PLC (ADR)                                                    10,272,000          740,611           1.11
KeyCorp                                                                     3,400,000          100,980            .15
National City Corp.                                                         2,800,000           97,076            .15
PNC Financial Services Group, Inc.                                          7,100,000          377,010            .56
SunTrust Banks, Inc.                                                        1,100,000           74,855            .11
Wachovia Corp.                                                             10,170,000          465,278            .70
Wells Fargo & Co.                                                          23,100,000        1,304,226           1.95
                                                                                             5,634,720           8.44

Thrifts & mortgage finance 3.80%
Fannie Mae                                                                 20,700,000        1,422,504           2.13
Freddie Mac                                                                 9,990,000          583,416            .87
Washington Mutual, Inc.                                                    13,650,000          537,674            .80
                                                                                             2,543,594           3.80
                                                                                             8,178,314          12.24

Diversified financials 4.66%

Capital markets 3.66%
Bank of New York Co., Inc.                                                 19,950,000          581,343            .87
J.P. Morgan Chase & Co.                                                    49,600,000        1,864,960           2.79
                                                                                             2,446,303           3.66

Consumer finance .23%
American Express Co.                                                        1,500,000           73,425            .11
SLM Corp.                                                                   2,100,000           80,451            .12
                                                                                               153,876            .23

Diversified financial services .77%
Citigroup Inc.                                                             10,670,000          513,120            .77
                                                                                             3,113,299           4.66

Insurance 5.78%

Insurance 5.78%
AFLAC Inc.                                                                  2,750,000          116,133            .17
Allstate Corp.                                                             13,968,300          641,145            .96
American International Group, Inc.                                         13,200,000          945,780           1.42
Aon Corp.                                                                   9,900,000          257,994            .39
Hartford Financial Services Group, Inc.                                     3,275,000          200,037            .30
Jefferson-Pilot Corp.                                                       5,925,000          293,821            .44
Lincoln National Corp.                                                      7,850,000          352,308            .53
Marsh & McLennan Companies, Inc.                                           10,000,000          451,000            .67
St. Paul Travelers Companies, Inc. (formerly St. Paul Companies, Inc.)      9,950,000          404,667            .61
XL Capital Ltd., Class A                                                    2,575,000          196,601            .29
                                                                                             3,859,486           5.78

Software & services 1.83%

IT services .96%
Automated Data Processing, Inc.                                             6,800,000     $    297,908            .44%
Electronic Data Systems Corp.                                              16,050,000          293,555
Electronic Data Systems Corp. 7.625% FELINE PRIDES 2004                     3,220,000 units     54,354            .52
                                                                                               645,817            .96

Software .87%
Microsoft Corp.                                                           21,000,000           545,370            .82
Oracle Corp.<F3>                                                            3,000,000           33,660            .05
                                                                                               579,030            .87
                                                                                             1,224,847           1.83

Technology hardware & equipment 2.14%
Computers & peripherals 2.14%
Dell Inc.<F3>                                                               1,600,000           55,536            .08
Hewlett-Packard Co.                                                        34,625,000          682,113           1.02
International Business Machines Corp.                                       7,845,000          691,694           1.04
                                                                                             1,429,343           2.14

Semiconductors & semiconductor equipment .67%

Semiconductors & semiconductor equipment .67%
Applied Materials, Inc.<F3>                                                 7,000,000          127,610            .19
Intel Corp.                                                                 3,000,000           77,190            .12
Linear Technology Corp.                                                       400,000           14,252            .02
Texas Instruments Inc.                                                      9,135,300          229,296            .34
                                                                                               448,348            .67

Telecommunication services 7.73%

Diversified telecommunication services 7.73%
ALLTEL Corp.                                                               6,284,100           316,342    \
                                                                                                           -      .58
ALLTEL Corp. 7.75% convertible preferred 2005                               1,500,000 units     74,775    /
AT&T Corp.                                                                 33,325,999          571,541            .86
BellSouth Corp.                                                            34,600,000          893,026           1.34
CenturyTel, Inc. 6.875% ACES 2005                                            575,000  units     14,162            .02
SBC Communications Inc.                                                    55,700,000        1,386,930           2.08
Sprint Corp. - FON Group                                                   39,783,400          711,725           1.06
Verizon Communications Inc.                                                31,700,000        1,196,358           1.79
                                                                                             5,164,859           7.73

Utilities 7.63%

Electric utilities 6.03%
Ameren Corp.                                                                2,300,000                      100,556
Ameren Corp. 9.75% ACES convertible preferred 2005                           760,000  units     20,634            .18
American Electric Power Co., Inc.                                          16,880,800          513,852            .77
Consolidated Edison, Inc.                                                   6,600,000          271,986            .41
Dominion Resources, Inc.                                                    9,315,000          594,390            .89
DTE Energy Co.                                                              4,150,000          161,933            .24
Exelon Corp.                                                                5,000,000          334,700            .50
FirstEnergy Corp.                                                           9,133,635          357,125            .53
FPL Group, Inc.                                                             6,129,000          389,927            .58
PPL Corp.                                                                   2,000,000     $     85,700            .13%
Progress Energy, Inc.                                                      11,125,418          475,834            .71
Puget Sound Energy, Inc.                                                    3,800,000           83,448            .13
Southern Co.                                                               13,000,000          373,880            .56
TECO Energy, Inc.                                                           1,000,000           12,730            .02
TXU Corp. 8.125% FELINE PRIDES 2006                                           800,000units      33,592            .05
Xcel Energy Inc.                                                           13,000,000          217,490            .33
                                                                                             4,027,777           6.03
Gas utilities .15%
NiSource Inc.                                                               4,900,000           98,784            .15

Multi-utilities & unregulated power 1.45%
Constellation Energy Group, Inc.                                            4,600,000          177,008            .26
Duke Energy Corp.                                                          18,440,000          388,346            .58
Public Service Enterprise Group Inc.                                        7,600,000          326,040            .49
Williams Companies, Inc.                                                    7,500,000           77,250            .12
                                                                                               968,644           1.45
                                                                                             5,095,205           7.63

Miscellaneous 2.53%

Miscellaneous 2.53%
Other equity securities in initial period of acquisition                                     1,689,129           2.53

Total equity securities (cost: $55,038,342,000)                                             65,463,921          98.00


U.S. Treasuries and other federal agencies 2.57%

U.S. Treasuries and other federal agencies 2.57%
Federal Home Loan Bank Discount Notes .95% - 1.01% due 5/12 - 7/20/2004      $878,029          876,574           1.31
United States Treasury Bills .91% - .94% due 6/10 - 7/15/2004                 842,101          840,806           1.26

Total short-term securities (cost: $1,717,359,000)                                           1,717,380           2.57

Total investment securities (cost: $56,755,701,000)                                         67,181,301         100.57
Other assets less liabilities                                                                (380,868)           (.57)

Net assets                                                                                $ 66,800,433         100.00%


<F1> 1. The Fund owns 5.29%, 5.06%, 5.16% and 5.41% of the outstanding voting securities of Ashland, Crompton, Stanley Works and Albertson's, respectively, and thus is considered an affiliate of these companies under the Investment Company Act of 1940.

<F2> 2. This security has been authorized but has not yet been issued and does not include the when-issued shares of Hospira.

<F3> 3. Securities did not produce income during the last 12 months.


ADR = American Depositary Receipts

See Notes to Financial Statements


Financial statements

Statement of assets and liabilities at April 30, 2004
                    (dollars and shares in thousands, except per-share amounts)
  Assets:
    Investment securities at market:
      Unaffiliated issuers (cost: $55,675,014)        $66,325,389
      Affiliated issuers (cost: $1,080,687)               855,912    $67,181,301
    Cash                                                                     283
    Receivables for:
      Sales of investments                                 25,620
      Sales of Fund's shares                              118,472
      Dividends and interest                              152,328        296,420
    Other assets                                                               5
                                                                      67,478,009
  Liabilities:
    Payables for:
      Purchases of investments                            576,498
      Repurchases of Fund's shares                         43,766
      Management services                                  15,067
      Services provided by affiliates                      41,190
      Deferred Directors' & Advisory Board compensation       924
      Other fees and expenses                                 131        677,576
  Net assets at April 30, 2004                                       $66,800,433

  Net assets consist of:
    Capital paid in on shares of capital stock                       $55,808,293
    Undistributed net investment income                                  201,665
    Undistributed net realized gain                                      364,875
    Net unrealized appreciation                                       10,425,600
  Net assets at April 30, 2004                                       $66,800,433

Total authorized capital stock - 4,000,000 shares, $.001 par value

                                              Shares      Net asset value
                             Net assets     outstanding    per share/1/

Class A                      $57,026,479      1,980,666          $28.79
Class B                        2,549,321         89,011           28.64
Class C                        2,459,559         86,016           28.59
Class F                        1,917,422         66,717           28.74
Class 529-A                      425,906         14,807           28.76
Class 529-B                      110,377          3,849           28.68
Class 529-C                      156,186          5,448           28.67
Class 529-E                       23,348            814           28.69
Class 529-F                       11,466            399           28.74
Class R-1                         16,376            571           28.68
Class R-2                        370,705         12,960           28.60
Class R-3                      1,008,932         35,181           28.68
Class R-4                        329,600         11,471           28.73
Class R-5                        394,756         13,713           28.79


/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $30.55 and $30.51, respectively.


See Notes to Financial Statements

Statement of operations for the year ended April 30, 2004
  (dollars in thousands)
  Investment income:
    Income:
      Dividends (net of non-U.S. withholding tax of $4,062; also includes
        $24,684 from affiliates)                       $1,611,021
      Interest                                             24,948    $ 1,635,969

    Fees and expenses:
      Investment advisory services                        115,994
      Business management services                         48,428
      Distribution services                               178,924
      Transfer agent services                              50,185
      Administrative services                              10,869
      Reports to shareholders                               1,693
      Registration statement and prospectus                 1,729
      Postage, stationery and supplies                      5,709
      Directors' and Advisory Board compensation            1,027
      Auditing and legal                                      169
      Custodian                                               415
      Other                                                   149
      Total expenses before reimbursement                 415,291
        Reimbursement of expenses                             549        414,742
    Net investment income                                              1,221,227

  Net realized gain and unrealized appreciation on
      investments:
    Net realized gain on investments                                   1,391,805
    Net unrealized appreciation on investments                         9,001,008
      Net realized gain and unrealized appreciation on
        investments                                                   10,392,813
  Net increase in net assets resulting from operations               $11,614,040

Statement of changes in net assets
                                                          (dollars in thousands)
                                                        Year ended April 30
                                                         2004           2003
  Operations:
    Net investment income                           $ 1,221,227  $     1,050,002
    Net realized gain on investments                  1,391,805           38,361
    Net unrealized appreciation (depreciation)
      on investments                                  9,001,008      (8,316,036)
      Net increase (decrease) in net assets
        resulting from operations                    11,614,040      (7,227,673)

  Dividends and distributions paid to shareholders:
    Dividends from net investment income            (1,130,674)      (1,028,729)
    Distributions from net realized gain on
        investments                                   (405,371)         (75,983)
      Total dividends and distributions paid
        to shareholders                             (1,536,045)      (1,104,712)

  Capital share transactions                          8,507,821        3,583,085

  Total increase (decrease) in net assets            18,585,816      (4,749,300)

  Net assets:
    Beginning of year                                48,214,617       52,963,917
    End of year (including undistributed net
        investment income:
      $201,665 and $111,130, respectively)          $66,800,433  $    48,214,617


See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization - Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The Fund's share classes are described below:

                                 Initial
                                 sales        Contingent deferred
Share class                      charge       sales charge upon redemption              Conversion feature

Classes A and 529-A              Up to 5.75%  None (except 1% for certain redemptions   None
                                              within one year of purchase without an
                                              initial sales charge)
Classes B and 529-B              None         Declines from 5% to zero for redemptions  Classes B and 529-B convert to classes A
                                              within six years of purchase              and 529-A, respectively, after eight years
Class C                          None         1% for redemptions within one year        Class C converts to Class F after 10
                                              of purchase
years
Class 529-C                      None         1% for redemptions within one year        None
                                              of purchase
Class 529-E                      None         None                                      None
Classes F and 529-F              None         None                                      None
Classes R-1,R-2,R-3,R-4 and R-5  None         None                                      None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

     Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and-
      other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the Fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

     Security transactions and related investment income - Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     Class allocations - Income, fees, and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; deferred expenses; cost of investments sold; and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of April 30, 2004, the cost of investment securities, for Federal income tax purposes, was $56,768,111,000.

During the year ended April 30, 2004, the Fund reclassified $8,000 to undistributed net investment income from undistributed net realized gains; and reclassified $26,000 from undistributed net investment income and $52,068,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                                (dollars in thousands)

Undistributed net investment income                      $     202,741
Undistributed long-term capital gains                          377,133
Gross unrealized appreciation on investment securities      12,844,521
Gross unrealized depreciation on investment securities     (2,431,331)


The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended April 30, 2004

                      Distributions    Distributions from         Total
                      from ordinary      fomr long-term       distributions
Share class              income           capital gains           paid

Class A               $1,023,435            $353,523          $1,376,958
Class B                   26,631              14,964              41,595
Class C                   22,527              13,551              36,078
Class F                   27,287              10,227              37,514
Class 529-A                6,006               2,219               8,225
Class 529-B                  904                 592               1,496
Class 529-C                1,240                 804               2,044
Class 529-E                  262                 117                 379
Class 529-F                  127                  54                 181
Class R-1                    152                  94                 246
Class R-2                  2,866               1,661               4,527
Class R-3                  8,967               4,233              13,200
Class R-4                  3,296               1,130               4,426
Class R-5                  6,974               2,202               9,176
Total                 $1,130,674            $405,371          $1,536,045

Year ended April 30, 2003/1/

                      Distributions    Distributions from         Total
                      from ordinary      fomr long-term       distributions
Share class              income           capital gains           paid

Class A                 $969,924             $70,108          $1,040,032
Class B                   19,443               2,187              21,630
Class C                   13,864               1,631              15,495
Class F                   14,299               1,159              15,458
Class 529-A                2,929                 238               3,167
Class 529-B                  496                  62                 558
Class 529-C                  655                  81                 736
Class 529-E                  103                  10                 113
Class 529-F                   18                   1                  19
Class R-1                     34                   3                  37
Class R-2                    547                  56                 603
Class R-3                    800                  72                 872
Class R-4                    288                  28                 316
Class R-5                  5,329                 347               5,676
Total                 $1,028,729             $75,983          $1,104,712



<F1>Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


3. Fees and transactions with related parties

Business management services - The Fund has a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. At the beginning of the year, the agreement provided for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.040% of such assets in excess of $55 billion. The Board of Directors approved an amended agreement effective February 1, 2004, continuing the series of rates to include a new reduced annual rate of 0.035% on daily net assets in excess of $67 billion. For the year ended April 30, 2004, the business management services fee was $48,428,000, which was equivalent to an annualized rate of 0.082% of average daily net assets. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $657,000 on its retail sales of shares and distribution plan of the Fund and received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services - Capital Research and Management Company (CRMC), the Fund's investment adviser, is the parent company of American Funds Service Company (AFS), the Fund's transfer agent, and American Funds Distributors, Inc.
(AFD), the principal underwriter of the Fund's shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.185% on such assets in excess of $55 billion. For the year ended April 30, 2004, the investment advisory services fee was $115,994,000, which was equivalent to an annualized rate of 0.196% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The Fund has adopted plans of distribution for all share classes, except for Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for distribution expenses.

For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

                                    Currently
     Share class                 approved limits            Plan limits

     Class A                          0.25%                    0.25%
     Class 529-A                      0.25                     0.50
     Classes B and 529-B              1.00                     1.00
     Classes C, 529-C and R-1         1.00                     1.00
     Class R-2                        0.75                     1.00
     Classes 529-E and R-3            0.50                     0.75
     Classes F, 529-F and R-4         0.25                     0.50

     Transfer agent services - The Fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     Administrative services - The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended April 30, 2004, were as follows (dollars in thousands):

                                                                               Administrative services
                                                                                                        Commonwealth
                                                                    CRMC                                 of Virginia
                        Distribution       Transfer agent      administrative      Transfer agent      administrative
     Share class          services            services            services            services            services

     Class A                $128,076             $48,088      Not applicable      Not applicable      Not applicable
     Class B                  21,116               2,097      Not applicable      Not applicable      Not applicable
     Class C                  18,659              |                   $2,799              $  562      Not applicable
     Class F                   3,546              |                    2,128                 275      Not applicable
     Class 529-A                 472              |                      467                  46                $311
     Class 529-B                 826              |                      124                  41                  83
     Class 529-C               1,116         Included in                 167                  44                 111
     Class 529-E                  82       administrative                 24                   2                  16
     Class 529-F                  17          services                    10                   1                   7
     Class R-1                   125              |                       19                  10      Not applicable
     Class R-2                 1,694              |                      339               1,145      Not applicable
     Class R-3                 2,749              |                      825                 706      Not applicable
     Class R-4                   446              |                      267                  18      Not applicable
     Class R-5        Not applicable              |                      315                   7      Not applicable
     Total                  $178,924             $50,185              $7,484              $2,857                $528

Deferred Directors' and Advisory Board compensation - Since the adoption of the deferred compensation plan in 1994, Independent Directors and Advisory Board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected Funds. Directors' and Advisory Board compensation in the accompanying financial statements includes $691,000 in current fees (either paid in cash or deferred) and a net increase of $336,000 in the value of the deferred amounts.

Affiliated officers and Directors - WMC and JLC are both wholly owned subsidiaries of JLG. All officers of the Fund and all of its Directors who are affiliated with JLG receive no compensation directly from the Fund in such capacities.


4. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):

Year ended April 30, 2004
                                                        Reinvestments of
                                                          dividends and
                                      Sales<F1>           distributions        Repurchases<F1>        Net increase
Share class                      Amount      Shares      Amount      Shares      Amount      Shares      Amount      Shares

Class A                       $ 8,658,906   316,038    $1,297,927    46,995  $(5,596,587)   (204,091)  $4,360,246     158,942
Class B                           784,093    28,982        39,955     1,448     (160,096)     (5,858)     663,952      24,572
Class C                         1,132,018    41,659        34,320     1,244     (212,342)     (7,789)     953,996      35,114
Class F                         1,021,066    37,267        33,743     1,219     (256,599)     (9,291)     798,210      29,195
Class 529-A                       183,817     6,679         8,223       297      (12,711)       (458)     179,329       6,518
Class 529-B                        45,906     1,683         1,496        54       (2,506)        (91)      44,896       1,646
Class 529-C                        73,740     2,685         2,044        74       (5,645)       (204)      70,139       2,555
Class 529-E                        11,711       426           379        14         (728)        (26)      11,362         414
Class 529-F                         7,909       288           181         6         (387)        (13)       7,703         281
Class R-1                          11,914       436           246         9       (5,604)       (203)       6,556         242
Class R-2                         293,230    10,725         4,527       163      (53,205)     (1,943)     244,552       8,945
Class R-3                         911,148    33,444        13,186       474     (108,485)     (3,956)     815,849      29,962
Class R-4                         275,613     9,872         4,426       159      (42,240)     (1,520)     237,799       8,511
Class R-5                         139,624     5,078         8,914       322      (35,306)     (1,292)     113,232       4,108
Total net increase (decrease) $13,550,695   495,262    $1,449,567    52,478  $(6,492,441)   (236,735)  $8,507,821     311,005

Year ended April 30, 2003<F2>

Class A                       $ 7,060,551   291,493    $  973,429    40,929  $(7,098,673)   (296,696)  $  935,307
35,726
Class B                           792,895    32,647        20,726       880     (184,797)     (7,910)     628,824      25,617
Class C                           809,481    33,465        14,733       629     (168,702)     (7,234)     655,512      26,860
Class F                           696,571    28,917        14,070       599     (180,470)     (7,670)     530,171      21,846
Class 529-A                       163,103     6,654         3,167       135       (5,308)       (228)     160,962       6,561
Class 529-B                        45,053     1,846           559        24       (1,178)        (50)      44,434       1,820
Class 529-C                        59,484     2,427           736        31       (2,082)        (90)      58,138       2,368
Class 529-E                         9,228       379           113         5         (256)        (11)       9,085         373
Class 529-F                         2,749       118            19         1          (27)         (1)       2,741         118
Class R-1                           8,234       354            37         1         (598)        (26)       7,673         329
Class R-2                         106,862     4,638           603        26      (14,832)       (649)      92,633       4,015
Class R-3                         139,939     6,051           867        38      (19,854)       (870)     120,952       5,219
Class R-4                          74,628     3,294           316        14       (7,707)       (348)      67,237       2,960
Class R-5                         313,165    11,520         5,529       233      (49,278)     (2,148)     269,416       9,605
Total net increase (decrease) $10,281,943   423,803    $1,034,904    43,545  $(7,733,762)   (323,931)  $3,583,085     143,417

<F1> Includes exchanges between share classes of the Fund.

<F2>Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

5. Investment transactions and other disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities, of $15,687,637,000 and $7,025,508,000, respectively, during the year ended April 30, 2004.

The Fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended April 30, 2004, the custodian fee of $415,000 included $8,000 that was offset by this reduction, rather than paid in cash.

Financial highlights<F1>
                            Income (loss) from            Dividends and
                           investment operations          distributions
                                                                                                           Ratio    Ratio
                                    Net                                                                   of ex-   of ex-    Ratio
                                   gains                                                                  penses   penses   of net
                                 (losses)            Divi-                                               to aver- to aver-  income
                  Net            on secur   Total    dends             Total                       Net    age net  age net  (loss)
                 Asset     Net     ities    from     (from   Distri-   divi-     Net             assets   assets   assets     to
                 value   invest-   (both   invest-    net    butions   dends    asset            end of   before    after    aver-
                begin-    ment   realized   ment    invest-   (from     and    value,    Total   period    reim-    reim-     age
                ning of  income   and un-   oper-    ment    capital  distri-  end of   return     (in    burse-   burse-     net
                period   (loss)  realized) ations   income)  gains)   butions  period    <F2>   millions)  ment     ment    assets

Class A:
Year ended
  4/30/2004     $23.99    $ .59    $4.94    $5.53    $(.54)  $ (.19)  $ (.73)  $28.79    23.19% $57,027      .64%     .64%  2.14%
Year ended
  4/30/2003      28.37      .55    (4.35)   (3.80)    (.54)    (.04)    (.58)   23.99   (13.36)  43,701      .67      .67   2.28
Year ended
  4/30/2002      29.80      .50     (.75)    (.25)    (.54)    (.64)   (1.18)   28.37     (.73)  50,669      .65      .65   1.72
Year ended
  4/30/2001      29.14      .57     3.17     3.74     (.58)   (2.50)   (3.08)   29.80    13.54   48,700      .65      .65   1.95
Year ended
  4/30/2000      35.31      .61    (3.09)   (2.48)    (.58)   (3.11)   (3.69)   29.14    (6.96)  47,319      .63      .63   1.91

Class B:
Year ended
  4/30/2004      23.88      .37     4.92     5.29     (.34)    (.19)    (.53)   28.64    22.25    2,549     1.40     1.40   1.36
Year ended
  4/30/2003      28.25      .36    (4.32)   (3.96)    (.37)    (.04)    (.41)   23.88   (14.01)   1,538     1.45     1.45   1.52
Year ended
  4/30/2002      29.71      .25     (.72)    (.47)    (.35)    (.64)    (.99)   28.25    (1.50)   1,097     1.41     1.41    .88
Year ended
  4/30/2001      29.11      .29     3.22     3.51     (.41)   (2.50)   (2.91)   29.71    12.67      289     1.42     1.42    .99
Period from
  3/15/2000
  to 4/30/2000   26.93      .02     2.16     2.18    -       -       -       29.11     8.09       34      .17      .17    .08

Class C:
Year ended
  4/30/2004      23.84      .35     4.92     5.27     (.33)    (.19)    (.52)   28.59    22.19    2,460     1.48     1.48   1.27
Year ended
  4/30/2003      28.22      .35    (4.33)   (3.98)    (.36)    (.04)    (.40)   23.84   (14.10)   1,214     1.51     1.51   1.46
Year ended
  4/30/2002      29.70      .21     (.73)    (.52)    (.32)    (.64)    (.96)   28.22    (1.68)     678     1.51     1.51    .72
Period from
  3/15/2001
  to 4/30/2001   28.32     (.02)    1.40     1.38    -       -       -       29.70     4.87       36      .23      .23   (.07)

Class F:
Year ended
  4/30/2004      23.95      .56     4.94     5.50     (.52)    (.19)    (.71)   28.74    23.13    1,917      .71      .71   2.04
Year ended
  4/30/2003      28.33      .53    (4.34)   (3.81)    (.53)    (.04)    (.57)   23.95   (13.42)     899      .74      .74   2.24
Year ended
  4/30/2002      29.79      .42     (.72)    (.30)    (.52)    (.64)   (1.16)   28.33     (.89)     444      .78      .78   1.46
Period from
  3/15/2001
  to 4/30/2001   28.37      .01     1.41     1.42    -       -       -       29.79     5.01       16      .12      .12    .04

Class 529-A:
Year ended
  4/30/2004      23.97      .56     4.95     5.51     (.53)    (.19)    (.72)   28.76    23.07      426      .71      .71   2.03
Year ended
  4/30/2003      28.36      .54    (4.35)   (3.81)    (.54)    (.04)    (.58)   23.97   (13.38)     199      .70      .70   2.29
Period from
  2/15/2002
  to 4/30/2002   27.71      .04      .75      .79     (.14)   -        (.14)   28.36     2.82       49      .16      .16    .14

Class 529-B:
Year ended
  4/30/2004      23.91      .32     4.96     5.28     (.32)    (.19)    (.51)   28.68    22.08      110     1.59     1.59   1.15
Year ended
  4/30/2003      28.34      .32    (4.35)   (4.03)    (.36)    (.04)    (.40)   23.91   (14.18)      53     1.62     1.62   1.36
Period from
  2/19/2002
  to 4/30/2002   27.25     (.01)    1.22     1.21     (.12)   -        (.12)   28.34     4.38       11      .30      .30   (.02)

Class 529-C:
Year ended
  4/30/2004      23.91      .32     4.93     5.25     (.30)    (.19)    (.49)   28.67    22.06      156     1.58     1.58   1.15
Year ended
  4/30/2003      28.33      .32    (4.34)   (4.02)    (.36)    (.04)    (.40)   23.91   (14.18)      69     1.61     1.61   1.38
Period from
  2/15/2002
  to 4/30/2002   27.71     (.01)     .75      .74     (.12)   -        (.12)   28.33     2.65       15      .32      .32   (.03)

Class 529-E:
Year ended
  4/30/2004      23.92      .46     4.94     5.40     (.44)    (.19)    (.63)   28.69    22.68       23     1.06     1.06   1.68
Year ended
  4/30/2003      28.34      .45    (4.35)   (3.90)    (.48)    (.04)    (.52)   23.92   (13.73)       9     1.08     1.08   1.92
Period from
  3/1/2002
  to 4/30/2002   28.59      .01     (.13)    (.12)    (.13)   -        (.13)   28.34     (.44)       1      .17      .17    .04

Class 529-F:
Year ended
  4/30/2004      23.96      .53     4.95     5.48     (.51)    (.19)    (.70)   28.74    23.00       11      .81      .81   1.90
Period from
  9/16/2002
  to 4/30/2003   23.98      .32      .10      .42     (.40)    (.04)    (.44)   23.96     1.85        3      .824     .824  2.254


                                                    Year ended April 30
                                             2004   2003   2002   2001   2000
Portfolio turnover rate for all
classes of shares                             12%    21%    22%    25%    26%


                            Income (loss) from            Dividends and
                           investment operations          distributions
                                                                                                           Ratio    Ratio
                                    Net                                                                   of ex-   of ex-    Ratio
                                   gains                                                                  penses   penses   of net
                                 (losses)            Divi-                                               to aver- to aver-  income
                  Net            on secur   Total    dends             Total                       Net    age net  age net  (loss)
                 Asset             ities    from     (from   Distri-   divi-     Net             assets   assets   assets     to
                 value     Net     (both   invest-    net    butions   dends    asset            end of   before    after    aver-
                begin-   invest- realized   ment    invest-   (from     and    value,    Total   period    reim-    reim-     age
                ning of   ment    and un-   oper-    ment    capital  distri-  end of   return     (in    burse-   burse-     net
                period   income  realized) ations   income)  gains)   butions  period    <F2>   millions)  ment     ment    assets


Class R-1:
Year ended
  4/30/2004     $23.92     $.35    $4.93    $5.28    $(.33)   $(.19)   $(.52)  $28.68    22.16%   $  16     1.52%    1.49%  1.25%
Period from
  5/29/2002
  to 4/30/2003   28.52      .32    (4.46)   (4.14)    (.42)    (.04)    (.46)   23.92   (14.50)       8     1.714    1.514  1.504

Class R-2:
Year ended
  4/30/2004      23.88      .35     4.91     5.26     (.35)    (.19)    (.54)   28.60    22.12      371     1.69     1.45   1.26
Period from
  5/31/2002
  to 4/30/2003   28.46      .33    (4.40)   (4.07)    (.47)    (.04)    (.51)   23.88   (14.29)      96     1.784    1.474  1.584

Class R-3:
Year ended
  4/30/2004      23.93      .46     4.94     5.40     (.46)    (.19)    (.65)   28.68    22.68    1,009     1.07     1.07   1.63
Period from
  6/4/2002
  to 4/30/2003   27.81      .41    (3.74)   (3.33)    (.51)    (.04)    (.55)   23.93   (11.94)     125     1.114    1.094  1.954

Class R-4:
Year ended
  4/30/2004      23.95      .56     4.94     5.50     (.53)    (.19)    (.72)   28.73    23.11      330      .70      .70   2.01
Period from
  5/20/2002
  to 4/30/2003   28.78      .51    (4.74)   (4.23)    (.56)    (.04)    (.60)   23.95   (14.66)      71      .744     .734  2.324

Class R-5:
Year ended
  4/30/2004      23.99      .65     4.94     5.59     (.60)    (.19)    (.79)   28.79    23.49      395      .39      .39   2.36
Period from
  5/15/2002
  to 4/30/2003   28.84      .57    (4.78)   (4.21)    (.60)    (.04)    (.64)   23.99   (14.57)     230      .414     .414  2.514

<F1> 1. Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

<F2> 2. Total returns exclude all sales charges, including contingent deferred sales charges.

<F3> 3. The ratios in this column reflect the impact, if any, of certain reimbursements and payments from CRMC. During the start-up period for the retirement plan share classes (except Class R-5), CRMC voluntarily agreed to pay a portion of the fees related to transfer agent services.

<F4> 4. Annualized.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Washington Mutual Investors Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
June 1, 2004

Tax information (unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund's fiscal year ending April 30, 2004.

During the fiscal year ended, the Fund paid a long-term capital gain distribution of $405,371,000. The Fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, all of the dividends paid by the Fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the Fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $19,071,000 of the dividends paid by the Fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the Fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2005 to determine the calendar year amounts to be included on their 2004 tax returns. Shareholders should consult their tax advisers.

Other share class results (unaudited)

Class B, Class C, Class F and Class 529
Returns for periods ended March 31, 2004 (the most recent calendar quarter):

                                                                         Life of
                                                             1 year        class

Class B shares
Reflecting applicable contingent deferred sales charge
  (CDSC), maximum of 5%, payable only if shares are sold
  within six years of purchase                               +28.44%  +5.79%<F1>
Not reflecting CDSC                                          +33.44%  +6.21%<F1>

Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares
  are sold within one year of purchase                       +32.37%  +3.03%<F2>
Not reflecting CDSC                                          +33.37%  +3.03%<F2>

Class F shares3
Not reflecting annual asset-based fee charged by
  sponsoring firm                                            +34.37%  +3.85%<F2>

Class 529-A shares
Reflecting 5.75% maximum sales charge                        +26.61%  +2.08%<F4>
Not reflecting maximum sales charge                          +34.36%  +4.97%<F4>

Class 529-B shares
Reflecting applicable CDSC, maximum of 5%, payable
  only if shares are sold within six years of purchase       +28.17%  +3.08%<F5>
Not reflecting CDSC                                          +33.17%  +4.90%<F5>

Class 529-C shares
Reflecting CDSC, maximum of 1%, payable only if shares
  are sold within one year of purchase                       +32.20%  +4.06%<F4>
Not reflecting CDSC                                          +33.20%  +4.06%<F4>

Class 529-E shares<F3>                                       +33.89%  +3.11%<F6>

Class 529-F shares<F3>
Not reflecting annual asset-based fee charged by
  sponsoring firm                                            +34.23% +16.63%<F7>


Figures shown on this page are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

<F1> 1. Average annual total return from March 15, 2000, when Class B shares were first sold.

<F2> 2. Average annual total return from March 15, 2001, when Class C and Class
F shares were first sold.

<F3> 3. These shares are sold without any initial or contingent deferred sales charge.

<F4> 4. Average annual total return from February 15, 2002, when Class 529-A and
Class 529-C shares were first sold.

<F5> 5. Average annual total return from February 19, 2002, when Class 529-B shares were first sold.

<F6> 6. Average annual total return from March 1, 2002, when Class 529-E shares were first sold.

<F7> 7. Average annual total return from September 16, 2002, when Class 529-F shares were first sold.

Board of Directors and Directors Emeritus


Independent Directors
                                                                                           Number of
                                                                                          portfolios
                                                                                            within
                         Year first                                                        the Fund
                          elected a                                                       complex<F2>
                          Director                                                         on which
                           of the                                                          Director
Name and age              Fund<F1>  Principal occupation(s) during past five years          serves   Other directorships<F3> held

Cyrus A. Ansary, 70         1983    President, Investment Services International Co. LLC       3     JPMorgan Value Opportunities
                                    (private investment company for various operating                Fund
                                    entities)

Charles A. Bowsher, 72      2001    Retired Comptroller General of the United States           1     DeVry Inc.; SI International,
                                                                                                     Inc.

Daniel J. Callahan III, 71  1997    Vice Chairman and Treasurer, The Morris & Gwendolyn        3     JPMorgan Value Opportunities
                                    Cafritz Foundation                                               Fund; WGL Holdings, Inc.

R. Clark Hooper, 57         2003    President, Dumbarton Group LLC (consulting);               1     None
                                    Former Executive Vice President, NASD

Edward W. Kelley, Jr., 72   2002    Retired Governor, Federal Reserve Board                    1     Security Capital Corp.

James C. Miller III, 61     1992    Chairman, The CapAnalysis Group, LLC (economic,            3     Flyi Inc.; JPMorgan
                                    financial and regulatory consulting); Former Counselor,          Value Opportunities Fund
                                    Citizens for a Sound Economy

Katherine D. Ortega, 69     2002    Former Treasurer of the United States                      3     JPMorgan Value Opportunities
                                                                                                     Fund; The Kroger Co.;
                                                                                                     Rayonier Inc.

J. Knox Singleton, 55       2001    President and Chief Executive Officer,                     3     Healthcare Realty Trust,
                                    INOVA Health System                                              Inc.; JPMorgan Value
                                                                                                     Opportunities Fund

T. Eugene Smith, 73         1987    President, T. Eugene Smith, Inc. (real estate              3     JPMorgan Value Opportunities
                                    consulting, planning, and development)                           Fund

Interested Directors<F4>
                                                                                           Number of
                                                                                          portfolios
                         Year First                                                         within
                          elected a                                                        the Fund
                          Director                                                        complex<F2>
                         or Officer                                                        on which
Name, age, and             of the                                                          Director
position with Fund        Fund<F1>  Principal occupation(s) during past five years          serves   Other directorships<F3> held

Fred J. Brinkman, 75        1997    Senior Financial Consultant, Washington                    1     None
Director                            Management Corporation

James H. Lemon, Jr., 68     1971    Chairman of the Board and Chief Executive Officer,         3     JPMorgan Value Opportunities
Chairman of the Board               The Johnston-Lemon Group, Incorporated (financial                Fund
                                    services holding company)

Harry J. Lister, 68         1972    Director, Washington Management Corporation                3     JPMorgan Value Opportunities
Vice Chairman of the Board                                                                           Fund

Jeffrey L. Steele, 58       2000    President and Director, Washington Management              3     JPMorgan Value Opportunities
President                           Corporation; Former Partner, Dechert Price and Rhoads            Fund


Directors Emeritus

Stephen Hartwell, Chairman Emeritus     John A. Beck        Stephen G. Yeonas

We regret to announce that Leonard P. Steuart, II resigned from the Fund's Board on January 14, 2004, for health and personal reasons. Mr. Steuart had served the Fund for 21 years, consisting of 14 years on the Advisory Board and seven years on the Board of Directors, beginning on January 1, 1997. His wise counsel and warm friendship will be missed.

Advisory Board and other officers

Advisory Board members
                                                                                           Number of
                                                                                          portfolios
                                                                                            within
                                                                                           the Fund
                                                                                            complex
                                                                                           on which
                         Year first                                                        Advisory
                         elected to                                                          Board
                          Advisory                                                          member
Name and age              Board<F1> Principal occupation during past five years             serves   Other directorships<F3> held

Mary K. Bush, 56            1995    President, Bush International Inc. (international          1     Brady Corporation;
                                    financial advisory services)                                     Millennium Chemicals, Inc.;
                                                                                                     Mortgage Guaranty Insurance
                                                                                                     Corporation; Pioneer Funds;
                                                                                                     R.J. Reynolds Tobacco
                                                                                                     Holdings, Inc.

Louise M. Cromwell, 59      2001    Senior Counsel, Shaw Pittman                               1     None

C. Richard Pogue, 67        2001    Retired Executive Vice President, Investment               1     FAM Equity-Income Fund;
                                    Company Institute                                                FAM Value Fund
Linda D. Rabbitt, 55        2001    President, Rand Construction Corporation                   1     Watson Wyatt & Company
                                                                                                     Holdings

William J. Shaw, 58         2001    President and Chief Operating Officer, Marriott            1     Marriott International, Inc.
                                    International, Inc.


Other officers

                         Year first
                         elected an
Name, age and            officer of     Principal occupation(s)
position with Fund      the Fund/1/     during past five years

Howard L. Kitzmiller, 73    1983        Director, Senior Vice President,
Senior Vice President,                  Secretary, and Assistant Treasurer,
Secretary, and Treasurer                Washington Management Corporation

Ralph S. Richard, 85        1953        Director, Vice President, and Treasurer,
Vice President                          Washington Management Corporation

Lois A. Erhard, 51          1983        Vice President, Washington Management
Vice President                          Corporation

Michael W. Stockton, 37     1995        Director, Vice President, Assistant
Assistant Vice President,               Secretary, and Assistant Treasurer,
Assistant Secretary, and                Washington Management Corporation
Assistant Treasurer

J. Lanier Frank, 43         1997        Assistant Vice President,
Assistant Vice President                Washington Management Corporation

Ashley L. Shaw, 355         2000        Assistant Secretary, Washington
Assistant Secretary                     Management Corporation;
                                        Former Attorney/Law Clerk


The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge upon request by calling
American Funds Service Company at 800/421-0180. The address for all Directors,
Advisory Board members, and officers of the Fund is 1101 Vermont Avenue, NW,
Washington, DC 20005, attention: Fund Secretary.

<F1> 1. Directors, Advisory Board members and officers of the Fund serve until their resignation, removal, or retirement.

<F2> 2. In each instance where a Director of the Fund serves on other Funds affiliated with The American Funds Group, such service is as a Trustee of The
Tax-Exempt Fund of Maryland and   The Tax-Exempt Fund of Virginia; both are
portfolios of The American Funds Tax-Exempt Series I.

<F3> 3. This includes all directorships other than those in The American Funds
Group that are held by each Director or Advisory Board member as a director of a public company or a registered investment company.

<F4> 4. "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Business Manager, Washington Management Corporation.
<F5> 5. Ashley L. Shaw is the daughter of James H. Lemon, Jr.

Offices
Offices of the Fund and of the business manager

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3521
202/842-5665

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent

American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Thompson, O'Donnell, Markham, Norton & Hannon
1212 New York Avenue, NW
Washington, DC 20005-3987

Independent auditors

PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Washington Mutual Investors Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.07 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the Fund. As a result, dividends and investment results will differ for each share class.

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

Our unique combination of strengths includes these five factors:

* A long-term, value-oriented approach

Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

* An unparalleled global research effort

American Funds draws on one of the industry's most globally integrated research networks.

* The multiple portfolio counselor system

Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

* Experienced investment professionals

The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

* A commitment to low operating expenses

American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds and CollegeAmerica. This and other important information is contained in the Fund's prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company at 800/421-0180 or visit the American Funds website at americanfunds.com.

"American Funds Proxy Voting Guidelines" - which describes how we vote proxies relating to portfolio securities - is available upon request, free of charge, by calling American Funds Service Company, visiting the American Funds website or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

This report is for the information of shareholders of Washington Mutual Investors Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

(logo American Funds)

The right choice for the long term(R)

(logo: Washington Mutual Funds)

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665


The Capital Group Companies
American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trustlogo

Lit.No. MFGEAR-901-0604
recycle symbol
Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Charles A. Bowsher, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
a)      Audit Fees:
             2003            $94,000
             2004            $98,000
b)           Audit- Related Fees: 2003 none 2004 none
c)      Tax Fees:
             2003            $6,000
             2004            $6,000
              The tax fees consist of professional services relating to the preparation of the registrant's tax returns.
d)           All Other Fees: 2003 none 2004 none


ITEM 4 - Principal Accountant Fees and Services (continued)

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant and were subject to the pre-approval policies described below):

a)           Audit- Related Fees: 2003 none 2004 none
b)           Tax Fees: 2003 none 2004 none
c)           All Other Fees: 2003 none 2004 none

The registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the business manager, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser or business manager that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the business manager or investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the registrant's auditors, including fees for all services billed to the adviser and affiliates were $814,000 for fiscal year 2003 and $6,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchase of Equity Securities by Closed End Management Investment Company and Affiliated Procedures

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The registrant has a Governance Committee comprised solely of persons who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant's Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

ITEM 10 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.


(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         Washington Mutual Investors Fund, Inc.

                         By  /S/ Jeffrey L. Steele, President and PEO

                         Date: July 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /S/ Jeffrey L. Steele, President and PEO

Date: July 6, 2004



 By /S/ Howard L. Kitzmiller, Senior Vice President, Secretary, and Treasurer

Date: July 6, 2004